Exhibit 10.1.59

FOIA CONFIDENTIAL TREATMENT REQUESTED PORTIONS OF THE EXHIBIT MARKED BY [**REDACTED**] HAVE

BEEN MOTTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED

SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
1 | 4
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.,		5. PROJECT NO. (If applicable)
P00051		12/11/2017	[**Redacted**]
6. ISSUED BY	CODE	[**Redacted**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]
[**Redacted**]			[**Redacted**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) DIGITALGLOBE, INC. ATTN: [**Redacted**] 1300 W 120TH AVENUE WESTMINSTER CO 80234			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers                                      ☐ is extended.     ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy or the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) [**Redacted**]	Net Increase;	[**Redacted**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF;
D. OTHER (Specify type of modification and authority)
X	FAR 43.102(a)(3)
E. IMPORTANT:	Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax  ID Number:     31-1420852

DUNS Number:    789638418

The purpose of this modification is to add new firm fixed price contract line item number (CLIN) 0708 License for Full Public Disclosure. The Total Value of the contract increases by [**Redacted**] from [**Redacted**] to [**Redacted**].  Total funding obligated under the Contract increases by [**Redacted**] from [**Redacted**] to [**Redacted**].

Accordingly, the Contract is changed as follows:

1.    Under Section B, Supplies or Services and Prices/Costs:

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [**Redacted**]		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED [**Redacted**]	16B. UNITED STATES OF AMERICA [**Redacted**]	16.C. DATE SIGNED [**Redacted**]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00051	PAGE	OF
		2	4

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

a.  Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 22 and 23, and pages 24 through 26 for repagination, are attached hereto):

(1)   Under CLIN Series 0700, Contract Year 8:

(a)   New CLIN 0708 is added as follows: The Maximum Total Price column is established at [**Redacted**]; the Obligated Amount column is established at [**Redacted**]; and the Unfunded Amount column is established at [**Redacted**].

(b)   Under Subtotal Contract Year 8, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is established at [**Redacted**].

(c)   Additional blank lines are added to the B.7 Table for future CLINs.

(2)   Under CLIN Series 0800, Contract Year 9, additional blank lines are added to the B.7 Table for future CLINs.

(3)   Under CLIN Series 0900, Contract Year 10, additional blank lines are added to the B.7 Table for future CLINs.

(4)   Under Total Contract Value with Options, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Obligated Amount column is increased by [**Redacted**] from [**Redacted**]to [**Redacted**]. The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**].

b.  Under Paragraph B.21, CLIN 0608, License for Full Public Disclosure (change page 26a is attached hereto):

(1)   CLIN 0708 is added to the Paragraph Title as indicated on the change page.

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00051	PAGE	OF
		3	4

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

(2)   The first and second paragraphs of B.21 are revised to reference multiple CLINs as indicated on the change page.

(3)   The price line is revised to differentiate between CLINs 0608 and 0708 as indicated on the change page.

2. Under Section F, Deliveries or Performance, F.5, Period of Performance, Paragraph f. is revised to add CLIN 0708 and extend the effective through date to 31-Augsut-2018 as indicated on change page 30. Change page 30 is attached hereto.

3. Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect the [**Redacted**] new obligation under CLIN 0708 informational Sub‑CLIN 070801. Change page 34b for the instant obligation and blank change page 35c for future obligations are attached hereto.

Discount Terms:

Net 30

Payment:

[**Redacted**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2018

Add Item 0708 as follows:

0708

License for Full Public Disclosure - The contractor shall provide up to [**Redacted**] of [**Redacted**], in any combination, licensed in accordance with the [**Redacted**] to permit full public dissemination by the U.S. Government without restrictions. Firm Fixed Price [**Redacted**]

CLIN VALUE: [**Redacted**]

Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00051	PAGE	OF
		4	4

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Period of Performance: 12/11/2017 to 08/31/2018 Add Item 070801 as follows:
070801

License for Full Public Disclosure - Funding CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 12/11/2017 to 08/31/2018

[**Redacted**]
	G-1 Accounting and Appropriation Data [**Redacted**] [**Redacted**] [**Redacted**] Total:				Amount [**Redacted**] [**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00051

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0408	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0500
0501	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0508	[**Redacted**]	[**Redacted**]	[**Redacted**]
0509	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0600
0601	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]
0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0608	[**Redacted**]	[**Redacted**]	[**Redacted**]
0609	[**Redacted**]	[**Redacted**]	[**Redacted**]
0610	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0700
0701	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0708	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0800
0801	$ 300,000,000.00	[**Redacted**]	[**Redacted**]

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CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0900
0901	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]
Total Contract Value with Options	$ 2,588,780,000.00	[**Redacted**]	[**Redacted**]

B.8         (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9         (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)         OPTION PERIODS

B.10       (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT (SLA) OR SATELLITE ACCESS AGREEEMENT (SAA) FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work (Appendix B for the SLA or Appendix K for the SAA), and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

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This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**Redacted**]	$ 250,000,000.00
[**Redacted**]	Option CLIN 0401 (Contract Year 5) *	[**Redacted**]	$ 300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**Redacted**]	$ 300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**Redacted**]	$ 300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**Redacted**]	$ 300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**Redacted**]	$ 300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**Redacted**]	$ 300,000,000.00

(U) Funds are not presently available for the full amount of Option CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 (if exercised). The Government intends to incrementally fund these Option CLINs. The Government's and the Contractor’s continuing obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such orders and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

B.11      (U) OPTION CLINs 0302, 0402, 0502, 0602, 0702, 0802 and 0902: [**Redacted**]

B.12      (U) [**Redacted**]

B.13      (U) OPTION CLINs 0303, 0403, 0503, 0603, 0703, 0803 and 0903: [**Redacted**]

B.14      (U) OPTION CLINs 0304, 0404, 0504, 0604, 0704, 0804 and 0904: COMMERCIAL SATELLITE IMAGERY - VALUE-ADDED PRODUCTS AND SERVICES

(U) The scope of effort for this CLIN Series is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is estimated at the amounts set forth below. These Option CLINs have a ceiling value for Contract Year 4 through 10 as indicated below. The sum of all items ordered herein and invoiced for shall not exceed each Option CLINs’ maximum value.

(U) Minimum Amount: [**Redacted**] per Option CLIN

(U) Maximum Amount: As delineated in Paragraph B.7, TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING

(U) Option CLINs 0304, 0404, 0504, 0604, 0704, 0804 and 0904 are indefinite-quantity ordering CLINs for the supplies or services and prices as specified in the Statement of Work or in separately issued contractual documents and are effective for the entire period of performance or as otherwise specified. Ordering will be accomplished in accordance with Special Contract Requirement H.7, Ordering Procedures. Delivery or performance shall be made only as authorized by orders issued in accordance with the Statement of Work, Section C. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified herein up to and including the amount designated as the "maximum" The Government has no minimum order obligations. Except for the limitations in the value specified as the maximum amount, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations. (Funding obligations for this CLIN may occur via Standard Form 30s, DD Form 1155s, or other forms as determined at the time of award of the specific value-added requirement.)

B.15      (U) OPTION CLINs 0305, 0405, 0505, 0605, 0705, 0805 and 0905: COMMERCIAL SATELLITE IMAGERY - PHYSICAL MEDIA DELIVERY

(U) The scope of effort for this CLIN Series is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is estimated

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at the amounts set forth below. These Option CLINs have a ceiling value for Contract Year 4 through 10 as indicated below. The sum of all items provided herein and invoiced for shall not exceed each Option CLINs’ maximum value.

(U) Minimum Amount: [**Redacted**] per Option CLIN

(U) Maximum Amount: As delineated in Paragraph B.7, TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING.

(U) Option CLINs 0305, 0405, 0505, 0605, 0705, 0805 and 0905 are indefinite-quantity ordering CLINs for the supplies or services and prices specified herein to support the storage and dissemination of imagery, and image products on media, and are effective for the entire period of performance. Delivery or performance shall be made only as authorized by the Contracting Officer, the Contracting Officer’s Representative, or other government official as designated by the Contracting Officer. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in Option CLINs 0305, 0405, 0505, 0605, 0705, 0805, and 0905 up to and including the amount designated as the "maximum". The Government has no minimum order obligations.

B.16      (U) OPTION CLINs 0306, 0406, 0506, 0606, 0706, 0806 and 0906: COMMERCIAL SATELLITE IMAGERY - SYSTEM ENGINEERING SERVICES SUPPORT

(U) The scope of effort for this CLIN Series is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. These Option CLINs have a ceiling value as indicated below. The sum of all effort provided herein and invoiced for shall not exceed the ceiling value per Option CLIN. Option CLINs 0306, 0406, 0506, 0606, 0706, 0806, and 0906 are T&M CLINs for System Engineering Services Support. T&M support shall be provided as directed by the Contracting Officer.

(U) Ceiling Value: As delineated in Paragraph B.7, TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING

(U) These Option CLINs will be incrementally funded in accordance with NGA budget and policy provisions. The Government's and the Contractor’s continuing obligations under these CLINs are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any task placed under these Option CLINs may arise until funds are made available to the Contracting Officer for such tasks and until the Contractor receives notice of such availability in writing by the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

[**Redacted**]

[**Redacted**]

B.18      (U) CLIN 0408, NGA REQUEST FOR CHANGE [**Redacted**] & BUSINESS RULE CHANGES

(U) NGA Request for Change (RFC) [**Redacted**]

(U) Firm Fixed Price [**Redacted**]

(U) The scope of this Firm Fixed Price CLIN is for the effort to develop [**Redacted**]

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[**Redacted**] as well as incorporate required Business Rule changes. This CLIN adds [**Redacted**] and Business Rule integration into [**Redacted**].

(U) Funds are not presently available for the full amount of CLIN 0408, which the Government intends to incrementally fund. The Government's and the Contractor's continuing obligations under this CLIN are contingent upon the availability of funding. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under this CLIN may arise until funds are made available to the Contracting Officer and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

B.19       (U) CLIN 0508, LICENSE FOR FULL PUBLIC DISCLOSURE

(U) The contractor shall provide up to [**Redacted**] of [**Redacted**].

(U) Firm Fixed Price [**Redacted**]

(U) Funds are not presently available for the full amount of CLIN 0508, which the Government intends to incrementally fund. The Government's and the Contractor's continuing obligations under this CLIN are contingent upon the availability of funding. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under this CLIN may arise until funds are made available to the Contracting Officer and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

B.20       (U) CLIN 0509, NGA REQUEST FOR CHANGE [**Redacted**]

(U) Firm Fixed Price [**Redacted**]

(U) The scope of this Firm Fixed Price CLIN is to [**Redacted**].

(U) This CLIN adds [**Redacted**].

B.21       (U) CLIN 0608 and CLIN 0708, LICENSE FOR FULL PUBLIC DISCLOSURE

(U) The contractor shall, per CLIN, provide up to [**Redacted**]

(U) Pricing is [**Redacted**]:

(U) Funds are not presently available for the full amount of these CLINs that the Government intends to incrementally fund. The Government's and the Contractor's continuing obligations under this CLIN are contingent upon the availability of funding. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under this CLIN may arise until funds are made available to the Contracting Officer and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

B.22       (U) CLIN 0609, NGA REQUEST FOR CHANGE [**Redacted**], NEXTGEN COMMERCIAL IMAGERY BASELINE AND CLEANUP – [**Redacted**]

(U) Firm Fixed Price [**Redacted**]

(U) The scope of this Firm Fixed Price CLIN is to [**Redacted**]

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Contract Year	CLIN Series 0x01	CLIN Series 0x02	CLIN Series 0x03	CLIN Series 0x04	CLIN Series 0x05	CLIN Series 0x06	CLIN Series 0x07
1	[**Redacted**] (reference Contract HM0210-10-C-0002)
2
3
4	01-September-2013 through 31-August-2014
5	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
6	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
7	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
8	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
9	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
10	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE

b.           (U) Provisions of this Contract, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this clause. In the event requirements exceed the minimum contract amount requirements, the Government reserves the right to compete the additional requirements.

c.           (U) CLIN 0408 - The contractor shall provide development effort, testing support, data deliverables and reports in accordance with RFC N01-0606J. The development and testing schedule is in accordance with [**Redacted**].

d.           (U) CLINs 0508, 0608 & 0708 - The contractor provided right for the U.S. Government to [**Redacted**] by the U.S. Government without restrictions is effective through 31-August-2018.

e.           (U) CLIN 0509 - The contractor shall [**Redacted**].

f.           (U) CLIN 0609 - The contractor shall [**Redacted**].

g.           (U) CLIN 0610 - The contractor shall [**Redacted**].

F.6         (U) PLACE OF DELIVERY

a.           (U) Primary Delivery: Origin. The articles to be furnished hereunder shall be delivered upon placement into the NGA Product Archive located at the Contractor’s site or as designated by the Contracting Officer at the time of tasking in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

b.           (U) Secondary Delivery: Destination. Finished products shall be transmitted electronically (in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work) upon NGA request after placement into the NGA Product Archive located at the Contractor’s site at no additional charge. If requested, NGA may designate another media type for delivery at additional expense.

F.7        (U) DATA DELIVERABLE

(U) The contractor shall provide data deliverables and reports in accordance with Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

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Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]

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Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total

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